Exhibit 32.1

                   Nova Star Innovations, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Nova Star Innovations, Inc. certifies, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

..      the annual report on Form 10-KSB of the Company for the year ended
       December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..      the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:   March 27, 2006             /s/ Mark S. Clayton
                                   ____________________________________
                                   Mark S. Clayton
                                   Principal Executive Officer
                                   Principal Financial  Officer